EXHIBIT 99.3

SUPPLEMENT NO. 3 TO TERM INDENTURE

THIS SUPPLEMENT NO. 3 dated as of April 8, 2010 (this "Supplement"), among (i) CALIFORNIA PETROLEUM TRANSPORT CORPORATION, a Delaware corporation ("CalPetro") and (ii) THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to Chemical Trust of California and Chase Manhattan Bank And Trust Company, National Association (together, the "Predecessor Trustees")), as Indenture Trustee (the "Indenture Trustee") to the Term Indenture dated as of April 1, 1995 between CalPetro and the Indenture Trustee (as successor in interest to the Predecessor Trustees), as supplemented and amended by Supplement No. 1, dated as of June 28, 2001 and by Supplement No. 2, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto (or incorporated by reference) in the Indenture, which also contains rules of usage that apply to terms defined therein and herein.

W I T N E S S E T H:

WHEREAS, the Indenture provided for the initial issuance of an aggregate principal amount of $117,900,000 of 8.52% First Preferred Mortgage Notes due 2015 of CalPetro (the "Notes");

WHEREAS, the m.t. Front Voyager, a single-hull Suezmax class crude oil tanker, owned by CalPetro Tankers (Bahamas III) Limited, (the "Owner"), that serves as part of the collateral for the Notes (the "Vessel"), is no longer permitted to engage in the seaborne transportation of crude oil after February 26, 2010, under the environmental regulations of the International Maritime Organization;

WHEREAS, Frontline Ltd. ("Frontline"), the manager of the Vessel, has determined that, given the single-hull structure of the Vessel, efforts to enter into a replacement charter for the Vessel, as of the date hereof, have failed and no acceptable replacement charter is expected to be available after the expiration of the current charter on April 1, 2010;

WHEREAS, CalPetro, the Owner and Frontline have determined, given that no acceptable replacement charter is available for the Vessel, that the Vessel should be released as collateral for the Notes so that it may be delivered and sold on or after April 1, 2010;

WHEREAS, Section 10.1(d)(i) of the Indenture requires that CalPetro redeem the Allocated Principal Amount of Notes at the applicable redemption price plus accrued but unpaid interest to the date of the redemption if the Vessel is sold, provided such redemption shall take place on the date which is 90 days after the sale of the Vessel;

WHEREAS, Section 10.2 of the Indenture entitles Holders of the Notes to no less than 30 days nor more than 60 days' notice prior to the redemption of the Notes;

WHEREAS, pursuant to Section 7.2 of the Indenture, with the consent of a majority in aggregate principal amount of the Notes at the time outstanding and when authorized by the Board of Directors of CalPetro, CalPetro and the Indenture Trustee are authorized to change certain provisions of the Indenture;

WHEREAS, holders of 99.92% of the aggregate principal amount of the Notes outstanding consented to changes to the Indenture and certain collateral agreements in connection therewith, which changes will permit the sale of the Vessel and the release of the Vessel as collateral under the Collateral Trust Agreement dated as of April 5, 1995 among CalPetro, the Owner, the Indenture Trustee, The Bank of New York Mellon Trust Company, N.A. as collateral trustee (the "Collateral Trustee"), CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited, and CalPetro Tankers (IOM) Limited, as amended by Amendment No.1 dated as of June 28, 2001, and as further amended by Amendment No. 2 dated as of April 1, 2010 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Collateral Agreement"), which changes will permit the sale of the Vessel in accordance with the provisions of the Consent Solicitation Statement dated February 17, 2010, distributed to holders of the Notes (the "Consent Solicitation Statement");

WHEREAS, certain of the changes approved by Holder of Notes set forth in the Solicitation Statement Agreement will take effect only if the Vessel is sold for an "Adequate Bid;" and

WHEREAS, an "Adequate Bid" is a price such that the net proceeds from the sale of the Vessel (after deducting fees and expenses of the termination and sale) together with any termination payments paid in connection with the previous and current charter of the Vessel that are held by the Collateral Trustee pursuant to the Collateral Trust Agreement are sufficient to redeem the Allocated Principal Amount of Notes at a redemption price equal to the greater of (x) the sum of (A) an amount equal to 100% of the Allocated Principal Amount and (B) the Make-Whole Premium or (y) the applicable Redemption Premium Price, each as defined in the Indenture, plus accrued but unpaid interest to the date of redemption.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1.     Agreements and Amendments.

(a)           The last sentence of Section 10.1(d)(i) is hereby deleted in its entirety and replaced with the following sentence:

 "The redemption date for any redemption pursuant to this Section 10.1(d)(i) shall be as soon as practicable after the sale of the related Vessel but in any event no later than 90 days after the sale of the related Vessel."

(b)           The first sentence of Section 10.2 is hereby deleted in its entirety and replaced with the following:

"Notice of redemption to the holders of Term Mortgage Notes to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least five days prior to the date fixed for redemption to such holders of Term Mortgage Notes at their last addresses as they shall appear upon the registry books."

Article 2.     Mandatory Redemption.  Notwithstanding anything to the contrary in Section 10.1(d)(i) of the Indenture, if the Vessel is sold at an Adequate Bid, then the Allocated Principal Amount of Notes (as defined in the Indenture) for the Vessel will be redeemed at a redemption price equal to the greater of (x) the sum of (A) an amount equal to 100% of the Allocated Principal Amount and (B) the Make-Whole Premium and (y) the applicable Redemption Premium Price, plus accrued but unpaid interest to the date of the redemption.

Article 3.     Continued Effect; Counterparts.  Except as expressly amended hereby, the Indenture remains in full force and effect, all other Security Documents and Related Security Documents remain in full force and effect, and each of the parties hereto hereby expressly affirms its respective obligations hereunder and thereunder notwithstanding the amendment effected hereby. As from the date of this Supplement, any reference to the Indenture in any Security Document or Related Security Document shall mean the Indenture as amended hereby. This Supplement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

Article 4.    Governing Law.  THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

[THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by an officer thereunto duly authorized, all as of the date first above written.

CALIFORNIA PETROLEUM TRANSPORT CORPORATION

By	/s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Indenture Trustee

By	/s/ Marcella Burgess
Name: Marcella Burgess
Title: Vice President

Consented and Agreed to:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Collateral Trustee

By	/s/ Marcella Burgess
Name: Marcella Burgess
Title: Vice President